                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         DYNAMIC MATERIALS CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO 80026

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 14, 1997

To the Shareholders of
DYNAMIC MATERIALS CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of DYNAMIC MATERIALS CORPORATION, a Colorado corporation (the "Company"), will be held on Thursday, August 14, 1997 at 10:00 a.m. local time at the Company's offices located at 551 Aspen Ridge Drive, Lafayette, Colorado 80026 for the following purposes:

          1. To approve the reincorporation of the Company into Delaware.

          2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on July 7, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.
                                            By Order of the Board of Directors,

                                            /s/ RICHARD A. SANTA
                                            RICHARD A. SANTA
                                            Chief Financial Officer
                                            and Secretary

Lafayette, Colorado
July 14, 1997

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO 80026

                             ---------------------

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 14, 1997
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Dynamic Materials Corporation, a Colorado corporation (the "Company"), for use at the Special Meeting of Shareholders to be held on Thursday, August 14, 1997 at 10:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's offices located at 551 Aspen Ridge Drive, Lafayette, Colorado 80026. The Company intends to mail this proxy statement and accompanying proxy card on or about July 14, 1997, to all shareholders entitled to vote at the Special Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on July 7, 1997 will be entitled to notice of and to vote at the Special Meeting. At the close of business on July 7, 1997 the Company had outstanding and entitled to vote 2,711,458 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

     All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the Special Meeting for the purpose of establishing a quorum.

     Abstentions may be specified on the proposal to reincorporate the Company in Delaware and will have the effect of a negative vote.

     Brokerage firms who hold shares in "street name" for customers will not have authority to vote shares with respect to the proposal to reincorporate the Company in Delaware; the failure of a broker to vote shares in the absence of instructions (a "broker non-vote") will have the effect of a vote against such proposal.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 551 Aspen Ridge Road, Lafayette, Colorado 80026, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If no direction is indicated, the shares will be voted FOR the reincorporation of the Company into Delaware. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Special Meeting.

SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company not later than December 18, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

            PROPOSAL 1 -- REINCORPORATION OF THE COMPANY IN DELAWARE
               AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

GENERAL

     In March 1997, the Board of Directors unanimously approved a proposal to change the Company's state of incorporation from Colorado to Delaware (the "Reincorporation"). The Reincorporation was presented for approval by the shareholders at the Company's Annual Meeting on May 23, 1997. Approximately 75% of the shares voted on the proposal voted to approve the Reincorporation. Approximately half of the Company's outstanding shares, however, were not voted on the Reincorporation because numerous shareholders failed to return proxies or failed to provide voting instructions to brokerage firms holding Common Stock in "street name." Because of the large number of unvoted shares, the Reincorporation proposal was not approved at the Annual Meeting, and the Board of Directors determined to submit the Reincorporation proposal for shareholder approval at a Special Meeting. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified directors as well as to encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. The Company, however, believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to attract new directors and to retain its current directors. Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Company proposes to adopt or maintain certain measures designed to make hostile takeovers of the Company more difficult. The Board believes that adoption of these measures will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit of any proposed takeover attempt to the Company and its shareholders.

     In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

     For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Colorado law.

     In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. It should be noted that Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. Colorado amended its corporate law in 1987 in a manner similar to that of Delaware to permit a Colorado corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances, and the Company amended its Articles of Incorporation in 1988 to take advantage of these changes in Colorado law. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat greater under the Delaware law than under the Colorado law and therefore that Delaware incorporation will enhance the Company's ability to recruit and retain directors in the future. The Board has included such a provision in the Delaware Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws"). Shareholders should, however, be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See "Indemnification and Limitation of Liability" for a more complete discussion of these issues.

     In addition, portions of the reincorporation proposal may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholder the risk of terms that may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts.

     Notwithstanding the Board's belief as to the benefits to shareholders of the anti-takeover measures, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company that is not presented to and approved by the Board of Directors, but that a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interest or to provide a substantial premium to shareholders for their shares over the current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

     The Company's current Articles of Incorporation, as amended (the "Colorado Articles") and Bylaws (the "Colorado Bylaws") already include some provisions available to certain public companies under Colorado law that deter hostile takeover attempts, such as elimination of cumulative voting, and a requirement that a vacancy on the Board resulting from an increase in number of directors be filled by the majority vote of the directors. Such provisions will also be included in the Company's new charter documents following the reincorporation. In addition, the Delaware Certificate and Bylaws will contain provisions that prevent shareholders from removing any director without cause, eliminate shareholder actions by written consent, create advance notice requirements for director nominations and shareholder proposals and supermajority requirements for amendment of certain provisions in the Delaware Certificate and Bylaws.

     In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed changes is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

     The provisions in the Company's new charter documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company that is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual director has a personal interest in these provisions that may differ from those of the shareholders. However, the Board believes that the primary purpose of these provisions is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to negotiate effectively terms that would maximize the benefits to the Company and its shareholders.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed charter documents outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with attracting and retaining skilled and experienced outside directors and enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth and certainty of Delaware law, make the reincorporation proposed beneficial to the Company, its management and its shareholders.

     The proposal to include these anti-takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

     The proposed reincorporation would be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly-owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the effective date of the merger, the Delaware Company's name will remain Dynamic Materials Corporation. The reincorporation will not result in any changes in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

     Following the effectiveness of the proposed reincorporation, each outstanding share of Common Stock of the Company would automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the Company would automatically become shareholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of Common Stock of the Delaware Company would be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of Common Stock of the Company would be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans would be continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

     No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger.

     Under the Colorado Articles and the Colorado Bylaws, the affirmative vote of at least 50% of the outstanding shares of the Company's voting stock is required for approval of the reincorporation. If approved by the shareholders, it is anticipated that the reincorporation will be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained if, in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of at least 50% of the outstanding voting shares.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

     In general, the Company's corporate affairs are governed at present by the corporate law of Colorado, the Company's state of incorporation, and by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to Colorado law. The Colorado Articles and Colorado Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Dynamic Materials Corporation, 551 Aspen Ridge Drive, Lafayette, Colorado 80026,
Attention: Corporate Secretary.

     If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware law rather than Colorado law. The Colorado Articles and Colorado Bylaws will, in effect, be replaced by the Certificate of the Delaware Company (the "Delaware Certificate") and the Bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits B and C to this Proxy. Accordingly, the differences among these documents and between Delaware and Colorado law are relevant to your decision whether to approve the reincorporation proposal.

     A number of differences between Colorado and Delaware law and between provisions of the Colorado and Delaware charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For most items summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

                ISSUE                                 DELAWARE                               COLORADO
                -----                                 --------                               --------
Limitation of Liability of Directors     Delaware statute permits the           Colorado law permits the limitation
  and Officers (see page 7).               limitation of liability of             of liability of directors and
                                           directors and officers to the          officers to the corporation
                                           same extent as Colorado law;           except in connections with (i)
                                           however, Delaware's case law           breaches of the duty of loyalty;
                                           defining a director's fiduciary        (ii) acts or omissions not in
                                           duty to the Company is more            good faith or involving
                                           extensive than Colorado's. The         intentional misconduct or knowing
                                           Delaware Certificate provides          violations of law; (iii) the
                                           that the liability of directors        payment of unlawful dividends or
                                           shall be eliminated or limited to      unlawful stock repurchases or
                                           the fullest extent permissible by      redemptions; or (iv) transactions
                                           the Delaware General Corporation       in which a director received an
                                           Law, as it currently exists and        improper personal benefit. The
                                           as it may be amended.                  Colorado Articles provide for the
                                                                                  elimination or limitation of
                                                                                  liability to the fullest extent
                                                                                  permitted by the Colorado
                                                                                  Corporation Code.
Number of Directors (see page 8).        The number of directors may be         The number of directors must be set
                                           fixed by the Certificate of            forth in the corporation's
                                           Incorporation, amendment of which      Bylaws, amendment of which can be
                                           provision would require both           effected by either the Board of
                                           Board of Director and stockholder      Directors or the shareholders
                                           approval. The Delaware                 separately. The Colorado Bylaws
                                           Certificate provides the number        fix the number of directors at
                                           as that to be fixed exclusively        five.
                                           by the Board.

                ISSUE                                 DELAWARE                               COLORADO
                -----                                 --------                               --------
Classified Board (see page 8).           A corporation may have up to three     A corporation may have up to three
                                           classes in a classified board of       classes in a classified board of
                                           directors with staggered terms.        directors with staggered terms;
                                           The Delaware Certificate               however, the Colorado Bylaws
                                           presently designates three             provide that directors are
                                           classes of directors with              elected at each annual meeting of
                                           staggered terms.                       the shareholders rather than as
                                                                                  classes with staggered terms.
Removal of Directors by Shareholders     Stockholders may not remove            Shareholders may remove directors
  (see page 9).                            directors from a classified Board      without cause if the
                                           without cause unless the               corporation's Articles of
                                           corporation's Certificate of           Incorporation do not provide
                                           Incorporation specifically             otherwise and if the number of
                                           provides that stockholders may do      votes cast in favor of removal
                                           so. The Delaware Certificate           exceeds the number of votes cast
                                           presently provides for no removal      against removal. The Colorado
                                           without cause and removal for          Articles do not provide
                                           cause by affirmative vote of a         otherwise, and the Colorado
                                           majority of the outstanding            Bylaws provide that any director
                                           shares of voting stock entitled        may be removed without cause by a
                                           to vote at an election of              majority of shares entitled to
                                           directors.                             vote at a meeting expressly
                                                                                  called for that purpose.
Calling of Special Shareholder           Stockholders may call special          The Board of Directors, or persons
  Meeting (see page 9).                    meetings only if the                   authorized by the board of
                                           corporation's Certificate of           directors or the bylaws, may call
                                           Incorporation or bylaws so             a special meeting, as may
                                           provide. The Delaware Certificate      shareholders holding shares
                                           provides that only the Board of        representing at least 10% of all
                                           Directors, the Chairman of the         votes entitled to be cast on any
                                           Board or the Chief Executive           issue proposed to be considered
                                           Officer may call special               at a meeting. The Colorado Bylaws
                                           meetings.                              provide that the Board, the
                                                                                  President, or the holders of at
                                                                                  least 10% of all shares entitled
                                                                                  to be cast may call a special
                                                                                  meeting.
Shareholder Action by Written Consent    Unless the Certificate of              Unless the Articles of
  in Lieu of a Shareholder Vote at a       Incorporation provides otherwise,      Incorporation provide otherwise,
  Shareholder Meeting (see page 10).       any action that may be taken at a      any action that may be taken at a
                                           shareholders' meeting may be           shareholders' meeting may be
                                           taken without a meeting if             taken without a meeting if all of
                                           consents in writing are signed by      the shareholders entitled to vote
                                           the holders of outstanding stock       thereon consent to such action in
                                           having not less than the minimum       writing. The Colorado Articles do
                                           number of votes that would be          not provide otherwise, and the
                                           necessary to take such action at       Colorado Bylaws provide that any
                                           a meeting at which all shares          action that may be taken at a
                                           entitled to vote thereon were          shareholders' meeting may be
                                           present. The Delaware Certificate      taken without a meeting if all of
                                           provides, however, that no action      the shareholders entitled to vote
                                           shall be taken by the                  thereon consent to such action in
                                           stockholders by written consent,       writing.
                                           but rather that stockholders may
                                           take action at annual or special
                                           meetings.
Advance Notice Requirement for           Under Delaware law, there is no        Under Colorado law, there is no
  Shareholder Proposals and Director       specific requirement with regard       specific requirement with regard
  Nominations (see page 10).               to advance notice of director          to advance notice of director
                                           nominations and shareholder            nominations and shareholder
                                           proposals. The Delaware Bylaws         proposals. The Colorado Bylaws do
                                           provide that in order for              not restrict director
                                           director nominations and               nominations.
                                           stockholder proposals to be
                                           properly brought before the
                                           meeting, the stockholder must
                                           have delivered timely notice to
                                           the Secretary of the corporation.

                ISSUE                                 DELAWARE                               COLORADO
                -----                                 --------                               --------
Amendment of Certificate (see page       The Delaware Certificate provides      The Colorado Articles may be
  12).                                     that the provisions relating to        amended by the approval of a
                                           (i) indemnification of officers        majority of the members of the
                                           and directors; (ii) the number of      Board and a majority of the
                                           and election of directors; and         outstanding shares.
                                           (iii) the amendment of the
                                           Delaware Certificate can only be
                                           amended by the affirmative votes
                                           of the Board and the holders of
                                           at least 66 2/3 percent of the
                                           voting power of the outstanding
                                           voting stock; other provisions
                                           may be amended by the affirmative
                                           votes of the Board and holders of
                                           a majority of the voting power of
                                           the outstanding stock.
Amendment of Bylaws (see page 13).       The Delaware Bylaws may be amended     The Colorado Bylaws may be amended
                                           or repealed either by the Board        or repealed either by the Board
                                           or by the holders of at least          or by the holders of a majority
                                           66 2/3% of the voting power of         in interest of the outstanding
                                           the outstanding capital stock.         stock of the Company.
Loans to Officers and Directors (see     The Board of Directors may             The Board of Directors must provide
  page 13).                                authorize loans or guarantees to       at least ten-day notice to
                                           officers, including officers who       shareholders prior to offering
                                           are directors, if such loan or         loans or guarantees for the
                                           guaranty may reasonably be             benefit of directors or officers.
                                           expected to benefit the Company.       The Colorado Bylaws provide that
                                           The Delaware Bylaws provide that       loans or guarantees to directors
                                           the corporation may authorize          and officers require Board of
                                           loans or guarantees to officers,       Directors authorization and
                                           including those who are                approval by two- thirds of the
                                           directors, if the Board of             outstanding shares of the
                                           Directors reasonably expects such      corporation.
                                           assistance to benefit the
                                           corporation.
Other                                    A responsive legislature and larger    A moderately responsive legislature
                                           body of corporate case law in          and a limited body of corporate
                                           Delaware provide a more                case law in Colorado provide less
                                           predictable corporate legal            guidance for corporations in
                                           environment in Delaware.               Colorado.

INDEMNIFICATION AND LIMITATION OF LIABILITY

     Colorado and Delaware have similar laws respecting indemnification by a corporation of its directors, employees and other agents. Under both Colorado and Delaware law, corporations may limit the liability of directors, except in connection with the following instances: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith, or involving intentional misconduct or knowing violations of law;
(c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     The Colorado Articles eliminate the liability of directors to the corporation to the fullest extent permissible under Colorado law. In addition, the Company, following shareholder approval, entered into indemnification agreements with its officers and directors. The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law currently exists or as it may be amended in the future. Furthermore, a provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by the Colorado Company with its officers and directors may be assumed by the Delaware Company upon completion of the proposed reincorporation. If the proposed reincorporation is approved, the indemnification agreements will be assumed as previously approved by the Company's shareholders without change. THUS A VOTE IN FAVOR OF THE PROPOSED REINCORPORATION WILL ALSO APPROVE ASSUMPTION OF THE INDEMNIFICATION AGREEMENTS IN THEIR PRESENT FORM. ALTHOUGH THE LAW IN THIS REGARD IS NOT CERTAIN, SHAREHOLDERS WHO VOTE IN FAVOR OF THE REINCORPORATION PROPOSAL, AND THEREBY APPROVE ASSUMPTION OF

THE INDEMNITY CONTRACTS, MAY BE PREVENTED FROM CHALLENGING THE VALIDITY OF THE INDEMNITY CONTRACTS IN A SUBSEQUENT COURT PROCEEDING.

     The indemnification and limitation of liability provisions of Colorado law, and not Delaware law, will apply to actions of the directors and officers of the Colorado Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under Colorado law, would result in expense to the Company that the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

OTHER MATTERS RELATING TO DIRECTORS

     Number of Directors. Colorado law requires that the number of persons constituting the corporation's Board of Directors, whether a specific number or a range of size, be fixed by the Bylaws. Colorado law permits either the Board of Directors or the shareholders to amend the provision in the Bylaws that establishes the number of directors. The Colorado Bylaws provide for a Board of Directors of five members. The Bylaws also provide that either the Board or the shareholders may amend the Bylaws at any annual or special meeting.

     Delaware law permits the fixing of the number of directors in the certificate of incorporation, in which case the number of directors may be changed only by the manner specified in the Certificate of Incorporation or by amendment of the Certificate of Incorporation, which would require approval of both the shareholders and the Board. The Delaware Certificate provides that the number of directors shall be fixed exclusively by the Board of Directors by resolution.

     Elections; Classified Board of Directors. Both Colorado and Delaware law permit, but do not require, the adoption of a classified Board of Directors with staggered terms. A maximum of three classes of directors is permitted by both Colorado and Delaware law, with members of one class to be elected each year for a maximum term of three years. The Colorado Bylaws currently do not provide for a classified Board of Directors, but rather require that directors be elected at each annual meeting of the shareholders. The Delaware Certificate provides that the directors be divided into three classes, with staggered three-year terms.

     The existence of a classified Board may deter so-called "creeping acquisitions" in which a person or group seeks to acquire (i) a controlling position without paying a normal control premium to the selling stockholders;
(ii) a position sufficient to exert control over the Company through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. Faced with a classified Board of Directors, such a person or group would have to assess carefully its ability to control or influence the Company. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition.

     The Board of Directors of the Colorado Company will also be the Board of Directors of the Delaware Company if the reincorporation proposal is approved. If the Reincorporation is approved, the Board will, by resolution, divide the directors into three classes designated as Class I, Class II and Class III. The term of office of the Class I directors will expire at the 1998 annual meeting of stockholders, and Class I directors will be elected for a full three-year term at such annual meeting. The terms of Class II and Class III directors will expire at the 1999 and 2000 annual meetings, respectively, and Class II and Class III directors will be elected for full three-year terms at those respective annual meetings. If adopted, the provision would be applicable to every subsequent election of directors and have the effect of requiring at least two annual meetings to gain control of the Board of Directors versus only one under the current system.

     Removal of Directors. Under Colorado law, shareholders may remove directors without cause if the corporation's Articles of Incorporation do not provide otherwise and if the number of votes cast in favor of removal exceed the number of votes cast against removal. The Colorado Articles allow such removal without cause because they do not provide otherwise. In addition, the Colorado Bylaws specifically provide that a majority of shares entitled to vote at a meeting expressly called to remove a director may remove such director without cause. Under Delaware law, stockholders may not remove directors on a classified Board of Directors without cause unless the corporation's Certificate of Incorporation provides for removal without cause. The Delaware Certificate provides that, subject to the rights of holders of any preferred stock, no director shall be removed without cause. The Delaware Certificate further provides that, subject to limitations imposed by law, directors may be removed with cause by an affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of voting stock. The term "cause" with respect to the removal of directors is not defined in the Delaware General Corporation Law, and its meaning has not been precisely delineated by the Delaware courts.

     Conversely, these provisions regarding number of directors, election and Board structure and removal of directors might be disadvantageous to stockholders because they might limit the stockholders' flexibility in determining the composition of the Board or making other changes even in circumstances where a majority of the stockholders might be dissatisfied with the performance of the incumbent directors. Under Delaware law, however, the Board has a fiduciary duty to act in the best interests of the stockholders. This duty offsets to a great extent the potential disadvantages to stockholders of these provisions.

CAPITALIZATION; BLANK CHECK PREFERRED

     The Company's capital stock consists of (a) fifteen million (15,000,000) authorized shares of Common Stock, par value Five Cents ($.05), of which 2,675,958 shares were issued and outstanding as of April 10, 1997, and (b) four million (4,000,000) authorized shares of Preferred Stock, par value Five Cents ($.05), of which none is issued and outstanding.

     Upon the effectiveness of the reincorporation, the Delaware Company will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the reincorporation.

     The capitalization of the Delaware Company is identical to the capitalization of the Company with authorized capital stock of fifteen million (15,000,000) shares of Common Stock, par value Five Cents ($.05) and four million (4,000,000) shares of Preferred Stock, par value Five Cents ($.05), consistent with maintaining adequate capitalization for the current needs of the Company. The Delaware Company's authorized but unissued shares of Preferred Stock will be available for future issuance.

     Under the Delaware Certificate, as under the Colorado Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof. See "Anti-Takeover Measures."

     The Board may authorize the issuance of Preferred Stock in connection with various corporate transactions, including corporate partnering arrangements. The Board may also authorize the issuance of Preferred Stock for the purpose of adopting a shareholder rights plan. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Preferred Stock, except as required by law or regulation.

SHAREHOLDER POWER TO CALL SPECIAL SHAREHOLDERS' MEETING

     Under Colorado law, a special meeting of shareholders may be called by the Board of Directors, a person authorized by the Board of Directors or Bylaws, or shareholders holding shares representing at least 10% of all votes entitled to be cast at such meeting. The Colorado Bylaws provide that the Board, the President, or holders of at least 10% of all shares entitled to be cast at such a meeting may call a special meeting. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Delaware Certificate provides that such a meeting may be called only by the Board, the Chairman of the Board, or the Chief Executive Officer. Elimination of the ability of stockholders holding 10% of the voting power of all stockholders to call a special meeting may lengthen the amount of time required to take stockholder actions because the Company and the Board of directors are only required to hold one meeting of stockholders per year. Such elimination of a stockholder power to call special meetings may deter hostile takeover attempts because, without the ability to call a special meeting, a holder or group of holders controlling a majority in interest of the corporation's capital stock will not be able to amend the Bylaws or remove directors until the annual meeting of stockholders is held.

ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER VOTE AT A SHAREHOLDER MEETING

     Under Colorado law, unless the articles of incorporation provide otherwise, any action that may be taken at a shareholders' meeting may be taken without a meeting if all shareholders entitled to vote thereon consent to such action in writings. Under Delaware law, unless the articles of incorporation provide otherwise, any action that may be taken at a shareholders' meeting may be taken without a meeting if consents in writing are signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action if a meeting at which all shares entitled to vote thereon were present. The Colorado Articles do not eliminate shareholder action by written consent, and the Colorado Bylaws provide that shareholders may take actions by unanimous written consent. The Delaware Certificate eliminates actions by written consent of shareholders.

     Elimination of such shareholder written consents may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to a minimum notice requirement while a shareholders' meeting may be subject to such a minimum notice requirement. The elimination of shareholders written consents might deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Company's capital stock would not be able to amend the Bylaws or remove directors pursuant to a written consent, but would rather have to wait until the annual meeting of stockholder to take action. The Board thinks this provision, like the other provisions to be included in the Delaware Certificate and Bylaws, will enhance the Board's opportunity to consider fully and negotiate effectively in the context of a takeover attempt.

ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     There is no specific statutory requirement under either Colorado or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholders who wish to include proposals in the Company's proxy materials must submit such proposals not less than 120 days in advance of the date of the proxy statement released in connection with the next annual meeting.

     The Colorado Bylaws do not restrict director nominations. The Delaware Bylaws provide that in order for director nominations or stockholder proposals to be properly brought before the meeting, the stockholder must have delivered timely notice to the Secretary of the corporation. To be timely, notice must have been delivered not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. In the event that no annual meeting was held in the previous year or the date of the annual meeting was changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder must be received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting was first made by the corporation fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. Proper notice under the federal securities laws for a proposal to be included in the Company's proxy materials will constitute proper notice under the Delaware Bylaws. These notice requirements help ensure that stockholders are aware of all proposals to be voted on at the meeting and have the opportunity to consider each proposal in advance of the meeting.

ANTI-TAKEOVER MEASURES

     Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including Colorado. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures may be more narrowly drawn under Colorado law. For example, certain types of "poison pill" defenses (such as shareholder rights plans) have been upheld by Delaware courts, while Colorado courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in Colorado less certain.

     As discussed herein, certain provisions of the Delaware Certificate could be considered to be anti-takeover measures. The Company does not have any present intention of adopting any further anti-takeover measures (such as a shareholder rights plan), nor does the Board of Directors have knowledge that any attempt to gain control of the Company is being contemplated. However, as discussed above, numerous differences between Colorado and Delaware law, effective without additional action by the Delaware Company, could have a bearing on unapproved takeover attempts.

     One such difference is the existence of a Delaware statute regulating certain business combinations, which statute is intended to limit coercive takeovers of companies incorporated in Delaware. Colorado has no comparable statute. The Delaware law provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder the Board approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock, or (iii) the business combination is approved by the Board and authorized by 66 2/3% of the outstanding stock that is not owned by the interested stockholder. Any Delaware corporation may decide to opt out of the statute at any time by action of its stockholders. This statute will apply to the Company following the Reincorporation, and the Company has no present intention of opting out of the statute.

     There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt that a majority of the Delaware Company's shareholders may deem to be in their best interests or that might provide shareholders with a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions might not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, might be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholder of the Colorado Company.

     The Board of Directors recognizes that hostile takeover attempts do not always have unfavorable consequences or effects and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms that may be less than favorable to all of the shareholders than would be available in a Board approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

     In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under Colorado law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights that would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

     It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms that might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

     The Board may also authorize the issuance of Preferred Stock in connection with various corporate transactions, including corporate partnering arrangements. The Board may also authorize the issuance of Preferred Stock for the purpose of adopting a shareholder rights plan. However, future issuances of Delaware Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation that might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company ("Delaware Common Stock") or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend, or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of 66 2/3 percent of the voting stock required for certain of the proposed amendments (as described below).

     If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms that the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

AMENDMENT OF CERTIFICATE

     The Colorado Articles may be amended by the approval of a majority of the members of the Board of Directors and by a majority of the outstanding shares. The Delaware Certificate provides that the provisions relating to (i) indemnification of officers and directors; (ii) the number of and election of directors; and (iii) the amendment of the Delaware Certificate can only be amended by the affirmative votes of the Board of Directors and the holders of at least 66 2/3 percent of the voting power of the outstanding voting stock of the Delaware Company. By raising the vote required to amend the aforementioned provisions, a holder or group of holders controlling a majority in interest of the Company's capital stock will face greater obstacles in amending those particular provisions in the Delaware Certificate.

AMENDMENT OF BYLAWS

     The Colorado Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of the Company. Upon the effectiveness of the proposed reincorporation, the Delaware Bylaws may be amended or repealed either by the Board of Directors or by the holders of at least 66 2/3 percent of the voting power of the outstanding capital stock of the Delaware Company. By raising the vote required to amend the Bylaws, a holder or group of holders controlling a majority in interest of the Company's capital stock will face greater obstacles in amending the Bylaws.

LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

     Colorado law provides that a corporation may not authorize any loan or guaranty for the benefit of any director until at least 10 days after providing written notice of the proposed authorization to shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

     Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both Colorado law and Delaware law permit such loans or guaranties to be unsecured and without interest.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

BOARD RECOMMENDATION

     The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and Colorado and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the Colorado Corporations Code and to the Delaware General Corporation Law. In addition, both Colorado and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

     A vote FOR the reincorporation proposal will constitute approval of the merger, the Delaware Certificate, the Delaware Bylaws, assumption of the indemnification agreements, the adoption and assumption by the Delaware Company of each of the Company's employee benefit plans and all other aspects of this proposal.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 1.

NO SHAREHOLDERS' APPRAISAL RIGHTS

     Under Section 7-113-102 of the Colorado Business Corporation Act ("CBCA"), shareholders of the Company will not be entitled to dissent and obtain payment of the fair value of their shares from the Company in connection with the Reincorporation because the Company's shares are listed on the NASDAQ National Market System at the time of the record date for the Special Meeting.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of July 1, 1997 by: (i) each director; (ii) each executive officer; (iii) all executive officers and directors of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock.

                                                                   BENEFICIAL
                                                                  OWNERSHIP(1)
                                                              ---------------------
                      NAME AND ADDRESS                         NUMBER      PERCENT
                    OF BENEFICIAL OWNER                       OF SHARES    OF TOTAL
                    -------------------                       ---------    --------
OKABENA Partners V-6........................................   264,000       9.7%
  422 IDS Center
  Minneapolis, MN 55402
Woodland Partners LLC.......................................   241,000       9.0%
  60 South Sixth Street, Suite 3750
  Minneapolis, MN 55402
Mr. Paul Lange(2)...........................................   150,864       5.5%
  551 Aspen Ridge Drive
  Lafayette, CO 80026
Mr. Richard A. Santa........................................        --       --
Mr. Michael W. Beam(3)......................................    13,500       *
Mr. Edward G. Reineke(4)....................................    20,750       *
Mr. Dean K. Allen(5)........................................    15,000       *
Mr. David E. Bartlett(6)....................................     5,000       *
Dr. George W. Morgenthaler(7)...............................   101,078       3.7%
All executive officers and directors as a group (7
  persons)(8)...............................................   306,192      11.1%

---------------

 *  Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 2,711,458 shares outstanding on July 1, 1997, adjusted as required by rules promulgated by the SEC.

(2) Includes 12,979 shares subject to stock options exercisable within 60 days of July 1, 1997.

(3) Includes 11,500 shares subject to stock options exercisable within 60 days of July 1, 1997.

(4) Includes 5,000 shares subject to stock option exercisable within 60 days of July 1, 1997.

(5) Includes 13,000 subject to stock options exercisable within 60 days of July 1, 1997.

(6) Consists solely of shares subject to stock options exercisable within 60 days of July 1, 1997.

(7) Includes 7,000 shares subject to stock options exercisable within 60 days of July 1, 1997.

(8) See Notes 2 through 7 above.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors,

                                            /s/ RICHARD A. SANTA
                                            RICHARD A. SANTA
                                            Chief Financial Officer and
                                            Secretary

July 14, 1997

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of
            , 1997, by and between Dynamic Materials Corporation, a Colorado corporation ("Dynamic Materials"), and Boom, Inc., a Delaware corporation ("Boom, Inc."); (Dynamic Materials and Boom, Inc., collectively, the "Constituent Corporations").

     The authorized capital stock of Dynamic Materials consists of fifteen million (15,000,000) shares of Common Stock, Five Cent ($.05) par value per share, and four million (4,000,000) shares of Preferred Stock, Five Cent ($.05) par value per share. The authorized capital stock of Boom, Inc., upon effectuation of the transactions set forth in this Merger Agreement, will consist of fifteen million (15,000,000) shares of Common Stock, Five Cent ($.05) par value per share, and four million (4,000,000) shares of Preferred Stock, Five Cent ($.05) par value per share.

     The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Dynamic Materials merge with and into Boom, Inc. upon the terms and conditions provided herein.

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Dynamic Materials shall merge with and into Boom, Inc. on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS

     1.1 Merger. Dynamic Materials shall be merged with and into Boom, Inc. (the "Merger"), and Boom, Inc. shall be the surviving corporation (the
"Surviving Corporation") effective at 12:01 p.m.,             , 1997 (the
"Effective Date").

     1.2 Name Change. On the Effective Date, the name of Boom, Inc. shall be Dynamic Materials Corporation.

     1.3 Succession. On the Effective Date, Boom, Inc. shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Dynamic Materials, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.4 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, thereafter shall be the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.5 Common Stock of Dynamic Materials and Boom, Inc. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective stockholders, (i) each share of Common Stock of Dynamic Materials issued and outstanding immediately prior thereto shall be combined, changed and converted into one (1) share of Common Stock of Boom, Inc., in each case fully paid and nonassessable, and (ii) each share of Common Stock of Boom, Inc. issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

     1.6 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of Common Stock of Dynamic Materials shall be deemed for all purposes to evidence ownership of and to represent the shares of Boom, Inc. into which the shares of Dynamic Materials represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of Boom, Inc. evidenced by such outstanding certificate as above provided.

     1.7 Options. On the Effective Date, if any options or rights granted to purchase shares of Common Stock of Dynamic Materials under the 1992 Incentive Stock Option Plan and the 1994 Nonemployee Directors Plan remain outstanding, then the Surviving Corporation will assume the outstanding and unexercised portions of such options and such options shall be changed and converted into options to purchase Common Stock of Boom, Inc., such that an option to purchase one (1) share of Common Stock of Dynamic Materials shall be converted into an option to purchase one (1) share of Common Stock of Boom, Inc. No other changes in the terms and conditions of such options will occur.

     1.8 Purchase Rights. On the Effective Date, the Surviving Corporation will assume the outstanding obligations of Dynamic Materials to issue Common Stock or other capital stock pursuant to contractual purchase rights granted by Dynamic Materials, and the outstanding and unexercised portions of all outstanding contractual rights to purchase Common Stock or other capital stock of Dynamic Materials shall be changed and converted into contractual rights to purchase Common Stock or other capital stock, respectively, of Boom, Inc. such that a contractual right to purchase one (1) share of Common Stock or other capital stock of Dynamic Materials shall be converted into a contractual right to purchase one (1) share of Common Stock or other capital stock, respectively, of Boom, Inc. No other changes in the terms and conditions of such contractual purchase rights will occur.

     1.9 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligations of Dynamic Materials under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation of Boom, Inc. in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Boom, Inc. in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

     2.2 Directors. The directors of Dynamic Materials immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

     2.3 Officers. The officers of Dynamic Materials immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS

     3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, the Surviving Corporation shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and the Surviving Corporation shall take or cause to be taken such further and other action as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Boom, Inc. and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Boom, Inc. or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of Dynamic Materials, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the stockholders of Dynamic Materials, the principal terms may not be amended without the further approval of the stockholders of Dynamic Materials) as may be determined in the judgment of the respective Board of Directors of Boom, Inc. and Dynamic Materials to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 Conditions to Merger. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

          (a) the Merger shall have been approved by the stockholders of Dynamic Materials in accordance with applicable provisions of the Colorado Business Corporation Act; and

          (b) Dynamic Materials, as sole stockholder of Boom, Inc., shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

          (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Dynamic Materials to be material to consummation of the Merger shall have been obtained.

     3.4 Abandonment or Deferral. Notwithstanding the approval of this Merger Agreement by the stockholders of Dynamic Materials or Boom, Inc., at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Dynamic Materials or Boom, Inc. or both or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Dynamic Materials and Boom, Inc., such action would be in the best interests of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective Board of Directors or stockholders with respect thereto, except that Dynamic Materials shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

     3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Dynamic Materials and Boom, Inc., hereby is executed on behalf of each such corporations and attested by their respective officers thereunto duly authorized.

                                            DYNAMIC MATERIALS CORPORATION
                                            A Colorado Corporation

                                            By:
                                              ----------------------------------
                                                          Paul Lange
                                                   Chief Executive Officer

ATTEST:

------------------------------------
          Richard A. Santa
             Secretary

                                            BOOM, INC.
                                            A Delaware Corporation

                                            By:
                                              ----------------------------------
                                                          Paul Lange
                                                   Chief Executive Officer

ATTEST:

------------------------------------
          Richard A. Santa
             Secretary

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                   BOOM, INC.

     The undersigned, a natural person (the "SOLE INCORPORATOR"), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                       I.

     The name of this corporation is Boom, Inc.

                                      II.

     The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is The Corporation Trust Company.

                                      III.

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                      IV.

     A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is nineteen million (19,000,000) shares. Fifteen million (15,000,000) shares shall be Common Stock, each having a par value of five cents ($.05). Four million (4,000,000) shares shall be Preferred Stock, each having a par value of five cents ($.05).

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                       V.

     For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

     A. 1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

          2. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

          Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          3. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

          4. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

     B. 1. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

          2. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

          3. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

          4. Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

          5. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                      VI.

     A. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General corporation Law, as so amended.

     B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      VII.

     A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this
Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

     B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

     The name and the mailing address of the Sole Incorporator is as follows:

   NAME                  MAILING ADDRESS
   ----                  ---------------
Craig Garby        Cooley Godward LLP
                   2595 Canyon Blvd, Suite 250
                   Boulder, CO 80302

     IN WITNESS WHEREOF, this Certificate has been subscribed this      day of
March, 1997 by the undersigned who affirms that the statements made herein are true and correct.

                                            ------------------------------------
                                                        Craig Garby
                                                     Sole Incorporator

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                                   BOOM, INC.

                            (A DELAWARE CORPORATION)

ARTICLE I.       OFFICES.....................................................  C-3
  Section 1.     Registered Office...........................................  C-3
  Section 2.     Other Offices...............................................  C-3
ARTICLE II.      CORPORATE SEAL..............................................  C-3
  Section 3.     Corporate Seal..............................................  C-3
ARTICLE III.     STOCKHOLDERS' MEETINGS......................................  C-3
  Section 4.     Place of Meetings...........................................  C-3
  Section 5.     Annual Meetings.............................................  C-3
  Section 6.     Special Meetings............................................  C-4
  Section 7.     Notice of Meetings..........................................  C-5
  Section 8.     Quorum......................................................  C-5
  Section 9.     Adjournment and Notice of Adjourned Meetings................  C-5
  Section 10.    Voting Rights...............................................  C-6
  Section 11.    Joint Owners of Stock.......................................  C-6
  Section 12.    List of Stockholders........................................  C-6
  Section 13.    Action Without Meeting......................................  C-6
  Section 14.    Organization................................................  C-6
ARTICLE IV.      DIRECTORS...................................................  C-7
  Section 15.    Number and Term of Office...................................  C-7
  Section 16.    Powers......................................................  C-7
  Section 17.    Classes of Directors........................................  C-7
  Section 18.    Vacancies...................................................  C-7
  Section 19.    Resignation.................................................  C-7
  Section 20.    Removal.....................................................  C-8
  Section 21.    Meetings....................................................  C-8
           (a)   Annual Meetings.............................................  C-8
           (b)   Regular Meetings............................................  C-8
           (c)   Special Meetings............................................  C-8
           (d)   Telephone Meetings..........................................  C-8
           (e)   Notice of Meetings..........................................  C-8
           (f)   Waiver of Notice............................................  C-8
  Section 22.    Quorum and Voting...........................................  C-8
  Section 23.    Action Without Meeting......................................  C-9
  Section 24.    Fees and Compensation.......................................  C-9
  Section 25.    Committees..................................................  C-9
           (a)   Executive Committee.........................................  C-9
           (b)   Other Committees............................................  C-9
           (c)   Term........................................................  C-9
           (d)   Meetings....................................................  C-9
  Section 26.    Organization................................................  C-10
ARTICLE V.       OFFICERS....................................................  C-10
  Section 27.    Officers Designated.........................................  C-10
  Section 28.    Tenure and Duties of Officers...............................  C-10
           (a)   General.....................................................  C-10
           (b)   Duties of Chairman of the Board of Directors................  C-10
           (c)   Duties of President.........................................  C-10

           (d)   Duties of Vice Presidents...................................  C-11
           (e)   Duties of Secretary.........................................  C-11
           (f)   Duties of Chief Financial Officer...........................  C-11
  Section 29.    Delegation of Authority.....................................  C-11
  Section 30.    Resignations................................................  C-11
  Section 31.    Removal.....................................................  C-11
ARTICLE VI.      EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES
                 OWNED BY THE CORPORATION....................................  C-12
  Section 32.    Execution of Corporate Instruments..........................  C-12
  Section 33.    Voting of Securities Owned by the Corporation...............  C-12
ARTICLE VII.     SHARES OF STOCK.............................................  C-12
  Section 34.    Form and Execution of Certificates..........................  C-12
  Section 35.    Lost Certificates...........................................  C-13
  Section 36.    Transfers...................................................  C-13
  Section 37.    Fixing Record Dates.........................................  C-13
  Section 38.    Registered Stockholders.....................................  C-13
ARTICLE VIII.    OTHER SECURITIES OF THE CORPORATION.........................  C-14
  Section 39.    Execution of Other Securities...............................  C-14
ARTICLE IX.      DIVIDENDS...................................................  C-14
  Section 40.    Declaration of Dividends....................................  C-14
  Section 41.    Dividend Reserve............................................  C-14
ARTICLE X.       FISCAL YEAR.................................................  C-14
  Section 42.    Fiscal Year.................................................  C-14
ARTICLE XI.      INDEMNIFICATION.............................................  C-14
  Section 43.    Indemnification of Directors, Executive Officers, Other
                 Officers, Employees and Other Agents........................  C-14
           (a)   Directors and Executive Officers............................  C-14
           (b)   Other Officers, Employees and Other Agents..................  C-15
           (c)   Expenses....................................................  C-15
           (d)   Enforcement.................................................  C-15
           (e)   Non-Exclusivity of Rights...................................  C-16
           (f)   Survival of Rights..........................................  C-16
           (g)   Insurance...................................................  C-16
           (h)   Amendments..................................................  C-16
           (i)   Saving Clause...............................................  C-16
           (j)   Certain Definitions.........................................  C-16
ARTICLE XII.     NOTICES.....................................................  C-17
  Section 44.    Notices.....................................................  C-17
           (a)   Notice to Stockholders......................................  C-17
           (b)   Notice to Directors.........................................  C-17
           (c)   Affidavit of Mailing........................................  C-17
           (d)   Time Notices Deemed Given...................................  C-17
           (e)   Methods of Notice...........................................  C-17
           (f)   Failure to Receive Notice...................................  C-17
           (g)   Notice to Person with Whom Communication is Unlawful........  C-17
           (h)   Notice to Person with Undeliverable Address.................  C-17
ARTICLE XIII.    AMENDMENTS..................................................  C-18
  Section 45.    Amendments..................................................  C-18
ARTICLE XIV.     LOANS TO OFFICERS...........................................  C-18
  Section 46.    Loans to Officers...........................................  C-18

                                     BYLAWS
                                       OF
                                   BOOM, INC.

                            (A DELAWARE CORPORATION)

                                   ARTICLE I

                                    OFFICES

     Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle. (Del. Code Ann., tit. 8, Section 131)

     Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require. (Del. Code Ann., tit. 8, Section 122(8))

                                   ARTICLE II

                                 CORPORATE SEAL

     Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. (Del. Code Ann., tit. 8, Section 122(3))

                                  ARTICLE III

                             STOCKHOLDERS' MEETINGS

     Section 4. Place of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof. (Del. Code Ann., tit. 8, Section 211(a))

     Section 5. Annual Meetings.

     (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. (Del. Code Ann., tit. 8, Section 211(b))

     (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation that are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted. (Del. Code Ann., tit. 8: Section 211(b))

     (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth
(i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination that pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded. (Del. Code Ann., tit. 8, Sections 212, 214).

     (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     Section 6. Special Meetings.

     (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall fix.

     (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty
(120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty
(60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     Section 7. Notice of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. (Del. Code Ann., tit. 8, Sections 222, 229)

     Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series. (Del. Code Ann., tit. 8, Section 216)

     Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. (Del. Code Ann., tit. 8, Section 222(c))

     Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period. (Del. Code Ann., tit. 8, Sections 211(e), 212(b))

     Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest. (Del. Code Ann., tit. 8, Section 217(b))

     Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present. (Del. Code Ann., tit. 8, Section 219(a))

     Section 13. Action Without Meeting.

     (a) No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

     Section 14. Organization.

     (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

     (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV

                                   DIRECTORS

     Section 15. Number and Term of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws. (Del. Code Ann., tit. 8, Sections 141(b), 211(b), (c))

     Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation. (Del. Code Ann., tit. 8, Section 141(a))

     Section 17. Classes of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

     Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Section 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director. (Del. Code Ann., tit. 8, Section 223(a), (b))

     Section 19. Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified. (Del. Code Ann., tit. 8, Sections 141(b), 223(d))

     Section 20. Removal. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

     Section 21. Meetings.

     (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

     (b) Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware that has been designated by resolution of the Board of Directors or the written consent of all directors. (Del. Code Ann., tit. 8, Section 141(g))

     (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors (Del. Code Ann., tit. 8, Section 141(g))

     (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. (Del. Code Ann., tit. 8, Section 141(I))

     (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. (Del. Code Ann., tit. 8, Section 229)

     (f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. (Del. Code Ann., tit. 8, Section 229)

     Section 22. Quorum and Voting.

     (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. (Del. Code Ann., tit. 8, Section 141(b))

     (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws. (Del. Code Ann., tit. 8,
Section 141(b))

     Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. (Del. Code Ann., tit. 8, Section 141(f))

     Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor. (Del. Code Ann., tit. 8, Section 141(h))

     Section 25. Committees.

     (a) Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation. (Del. Code Ann., tit. 8, Section 141(c))

     (b) Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws. (Del. Code Ann., tit. 8, Section 141(c))

     (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. (Del. Code Ann., tit. 8, Section 141(c))

     (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place that has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee. (Del. Code Ann., tit. 8, Sections 141(c), 229)

     Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V

                                    OFFICERS

     Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors. (Del. Code Ann., tit. 8, Sections 122(5), 142(a), (b))

     Section 28. Tenure and Duties of Officers.

     (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. (Del. Code Ann., tit. 8, Section 141(b), (e))

     (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28. (Del. Code Ann., tit. 8, Section 142(a))

     (c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. (Del. Code Ann., tit. 8, Section 142(a))

     (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, Section 142(a))

     (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, Section 142(a))

     (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, Section 142(a))

     Section 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

     Section 30. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer. (Del. Code Ann., tit. 8, Section 142(b))

     Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI

                     EXECUTION OF CORPORATE INSTRUMENTS AND
                 VOTING OF SECURITIES OWNED BY THE CORPORATION

     Section 32. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. (Del. Code Ann., tit. 8, Sections 103(a), 142(a), 158)

     Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. (Del. Code Ann., tit. 8, Sections 103(a), 142(a), 158)

     All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

     Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. (Del. Code Ann., tit. 8, Sections 103(a), 142(a), 158).

     Section 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President. (Del. Code Ann., tit. 8, Section 123)

                                  ARTICLE VII

                                SHARES OF STOCK

     Section 34. Form and Execution of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical. (Del. Code Ann., tit. 8, Section 158)

     Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed. (Del. Code Ann., tit. 8, Section 167)

     Section 36. Transfers.

     (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares. (Del. Code Ann., tit. 8, Section 201, tit. 6, Section 8-401(1))

     (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware. (Del. Code Ann., tit. 8,
Section 160 (a))

     Section 37. Fixing Record Dates.

     (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. (Del. Code Ann., tit. 8, Section 213)

     Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware. (Del. Code Ann., tit. 8, Sections 213(a), 219)

                                  ARTICLE VIII

                      OTHER SECURITIES OF THE CORPORATION

     Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX

                                   DIVIDENDS

     Section 40. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. (Del. Code Ann., tit. 8, Sections 170, 173)

     Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created. (Del. Code Ann., tit. 8, Section 171)

                                   ARTICLE X

                                  FISCAL YEAR

     Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI

                                INDEMNIFICATION

     Section 43. Indemnification of Directors, Executive Officers, Other
                 Officers, Employees and Other Agents.

     (a) Directors and Executive Officers. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, "executive officers" shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Delaware General Corporation

Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

     (b) Other Officers, Employees and Other Agents. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

     (c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

     Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

     (d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

     (e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

     (f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

     (h) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

     (i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

     (j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

          (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

          (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

          (3) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (4) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

          (5) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII

                                    NOTICES

     Section 44. Notices.

     (a) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent. (Del. Code Ann., tit. 8, Section 222)

     (b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one that is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

     (c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained. (Del. Code Ann., tit. 8, Section
222)

     (d) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

     (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

     (f) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

     (g) Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

     (h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom

(i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting that shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph. (Del. Code Ann, tit. 8, Section 230)

                                  ARTICLE XIII

                                   AMENDMENTS

     Section 45. Amendments. Subject to paragraph (h) of Section 43 hereof, these Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of voting stock of the corporation entitled to vote at an election of directors. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

                                  ARTICLE XIV

                               LOANS TO OFFICERS

     Section 46. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute. (Del. Code Ann., tit. 8, Section 143)

PROXY                   DYNAMIC MATERIALS CORPORATION                     PROXY
               551 Aspen Ridge Drive, Lafayette, Colorado 80026

     Proxy Solicited on Behalf of the Board of Directors of the Company for the Special Meeting of Shareholders -- August 14, 1997

     The undersigned hereby constitutes and appoints Paul Lange and Richard A. Santa, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders of Dynamic Materials Corporation to be held at the Company's offices located at 551 Aspen Ridge Drive, Lafayette, Colorado 80026, on Thursday, August 14, 1997 at 10:00 a.m. local time and at any postponements, continuations and adjournments thereof, on all matters coming before said meeting.

1.   Reincorporation of the Company in Delaware.               / /  FOR        / /  AGAINST             / /  ABSTAIN

2.   In their discretion, upon such other matters as may properly come before the meeting.

     You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposal 1.


                                         Dated __________________________, 1997

                                         ______________________________________

                                         ______________________________________
                                                      Signature(s)

                                         Please mark, sign and return promptly
                                         using the enclosed envelope. Executors,
                                         administrators, trustees, etc. should
                                         give a title as such. If the signer is
                                         a corporation, please sign full
                                         corporate name by duly authorized
                                         officer.